Exhibit 10.6

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made on [June 23], 2006 by and between KBI ENERGY LLC, a ILLINOIS corporation (the “Purchaser”), and Nova Holdings Seneca LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not defined in this Agreement shall have the meaning set forth in the Limited Liability Company Agreement of the Company (as amended from time to time, the “LLC Agreement”).

RECITAL

The Company desires to sell and issue to the Purchaser, and the Purchaser desires to buy from the Company, Economic Units of the Company (the “Units”), on the terms and subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties and subject to the conditions contained herein, the Purchaser and the Company hereby agree as follows:

1.             Subscription for and Purchase of Units. The Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to buy from the Company, the number and type of Units described in Schedule I attached hereto for the aggregate capital contribution described in Schedule I (the “Capital Contribution”).

2.             Closing. The closing (the “Closing”) of the purchase and sale of the Units contemplated hereby shall take place on [July 12], 2006 or on such other date (any such date, the “Closing Date”) as may be mutually agreeable to the Company and the Purchaser. At the Closing, the Purchaser shall pay to the Company, via wire transfer of immediately available funds, an amount equal to the Capital Contribution. As soon as practicable after receipt of such payment, the Company shall cause an amendment to Schedule I to the LLC Agreement to be executed and delivered to reflect the issuance of the Units pursuant to this Agreement.

3.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a)           Organization and Authorization. The Company is duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with the limited liability company power and authority to execute, deliver and perform this Agreement, to own its properties and carry on its business in the manner in which such business is now being conducted. This Agreement has been duly executed and delivered by the Company, has been effectively authorized by all necessary action, limited liability company or otherwise, by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

(b)           Capitalization. Immediately after the consummation of the

transactions contemplated hereby, there will be 9,125 Voting Units and [800/405] Economic Units issued and outstanding and no other Additional Interests outstanding. There are no existing preemptive rights, outstanding subscriptions, options, rights, warrants, convertible or exchangeable securities, calls, rights of exchange, plans or other agreements, commitments or claims or other similar rights relating to any Membership Interest or Economic Interest of the Company of any character providing for the transfer, purchase, issuance or sale of any Membership Interest or Economic Interest of the Company of any class, other than as contemplated by this Agreement or the LLC Agreement as amended to date.

(c)           No Conflicts. The issuance of the Units by the Company does not and will not result in any violation of, or conflict with, any term of the certificate of formation or LLC Agreement of the Company or any other instrument to which the Company is bound or any law or regulation applicable to the Company.

(d)           Required Filings and Consents. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by the Company with or notification by the Company to, any governmental or regulatory authority.

(e)           No Finder. Neither of the Company nor any person acting on behalf of the Company has agreed to pay to any broker, finder, investment banker or any other person, a brokerage, finder’s or other fee or commission in connection with this Agreement or any matter related hereto, nor has any broker, finder, investment banker or any other person taken any action on which a claim for any such payment could be based. To the extent that the foregoing representation and warranty is inaccurate, the Company shall be responsible for paying any and all fees, commissions or other compensation to which any such party is entitled or claims on account of the transactions contemplated hereby.

4.             Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a)           Organization and Authorization. The Purchaser is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to execute, deliver and perform this Agreement, to own its properties and carry on its business in the manner in which such business is now being conducted. This Agreement has been duly executed and delivered by the Purchaser, has been effectively authorized by all necessary action, corporate or otherwise, by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

(b)           No Conflicts. The investment by the Purchaser in the Units does not and will not result in any violation of, or conflict with, any term of the charter, bylaws or other governing documents of the Purchaser or any other instrument to which the Purchaser is bound or any law or regulation applicable to the Purchaser.

(c)           Required Filings and Consents. The execution and delivery of this Agreement by the Purchaser does not, and the performance by the Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing by the Purchaser with or notification by the Purchaser to, any governmental or regulatory authority.

(d)           No Finder. Neither of the Purchaser nor any person acting on behalf of the Purchaser has agreed to pay to any broker, finder, investment banker or any other person, a brokerage, finder’s or other fee or commission in connection with this Agreement or any matter related hereto, nor has any broker, finder, investment banker or any other person taken any action on which a claim for any such payment could be based. To the extent that the foregoing representation and warranty is inaccurate, the Purchaser shall be responsible for paying any and all fees, commissions or other compensation to which any such party is entitled or claims on account of the transactions contemplated hereby.

(e)           Acquisition of Units for Investment. The Purchaser is an “accredited investor” as defined by the Securities Act of 1933, as amended (the “Securities Act”); is familiar with the existing or proposed business, financial condition, properties, operations and prospects of the Company: it has asked such questions, and conducted such due diligence, concerning such matters and concerning its acquisition of Units as it has desired to ask and conduct, and all such questions have been answered to its full satisfaction; it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company; it understands that owning Units involves various risks, including the restrictions on Disposition of Interests set forth in Article 3 of the LLC Agreement, the prohibition of withdrawal set forth in Section 7.3 of the LLC Agreement, the lack of any public market for Units, the risk of owning the Units for an indefinite period of time and the risk of losing the entire investment in the Company; it is able to bear the economic risk of such investment; it is acquiring its Units for investment, solely for its own beneficial account and not with a view to or any present intention of directly or indirectly selling, transferring, offering to sell or transfer, participating in any distribution or otherwise disposing of all or a portion of its Units; it acknowledges that the Units have not been registered under the Securities Act, or any other applicable federal or state securities laws, and that the Company has no intention, and has no obligation, to register or to obtain an exemption from registration for the Units or to take action so as to permit sales pursuant to the Securities Act (including Rules 144 and 144A thereunder).

(f)            Representations and Warranties in LLC Agreement. The Purchaser hereby makes the representations and warranties set forth in Section 4.1 of the LLC Agreement as if set forth in their entirety in this Agreement to the extent that such representations and warranties are not inconsistent with the representations and warranties contained in this Agreement.

5.             Acknowledgments and Agreements of the Purchaser. The Purchaser acknowledges and agrees that:

(a)           The Company may place a legend in substantially the following form on the Amendment to the LLC Agreement reflecting the issuance of the Units:

The interests evidenced by this Amendment and the LLC Agreement have not been registered under the Securities Act of 1933, as amended, or the securities act of any state, have been acquired for investment, and may not be sold, or otherwise disposed of, or offered for sale unless registration statements under such acts with respect to such interests are then in effect or exemptions from the registration requirements of such acts are then applicable to such offer or sale, and unless the provisions of the LLC Agreement are satisfied.

(b)           Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved the Units offered or passed upon or endorsed the merits of the sale thereof.

(c)           The Units are subject to the terms and conditions of the LLC Agreement, as it may be amended from time to time, including that Economic Units have no voting rights with respect to the business and affairs of the Company or the election of its Managers.

(d)           (i) The Company may issue and sell Additional Interests, including additional Voting Units or Economic Units to other prospective investors, which may cause the Purchaser and other Members or Economic Interest Holders of the Company to experience dilution of their respective percentage ownership of the Company, (ii) the Company may determine that it is necessary to incur indebtedness to finance its operations, which could restrict the Company’s operations, and (iii) there can be no assurance that additional equity or debt financing will not be required, and if so required, that it will be available on terms favorable to the Company, if at all.

6.             Conditions to Closing by the Company. Each and every obligation of the Company under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, unless otherwise waived in writing by the Company.

(a)           The representations and warranties of the Purchaser contained herein shall be true, accurate and correct at and as of the Closing Date.

(b)           The Purchaser shall have performed, and complied with and fulfilled in all material respects, all agreements, obligations and conditions required by this Agreement to be performed, complied with or fulfilled by the Purchaser on or prior to the Closing Date.

7.            Notices. All notices and other communications given or made under this Agreement shall be in writing in the English language and shall be deemed to have been properly given or made if: (a) personally handed to an authorized representative of the Person to whom given; (b) sent by postage prepaid, registered (return receipt requested) mail (airmail, if international) or internationally renowned overnight delivery service; or (c) transmitted by facsimile with confirmation of receipt. All notices, requests and consents to be sent to the Purchaser must be sent to or made at the address given for such

Purchaser on Schedule 1 attached hereto or such other address as such Purchaser may specify by notice to the Company. Any notice, request or consent to the Company must be given to the Company at the address of the principal place of business of the Company set forth in accordance with Section 2.3 of the LLC Agreement. Whenever any notice is required to be given by law, the Certificate of Formation or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

8.             Governing Law; Severability. This Agreement, including all matters related to its validity, enforceability, construction, interpretation and performance, is governed and controlled by the laws of the state of Delaware, excluding any conflict of laws rule or principle thereof that would apply any other law. In the event of a direct conflict between the provisions of this Agreement and (a) any provision of the LLC Agreement, (b) any provision of the Certificate of Formation or (c) any mandatory provision of the Act, the applicable provisions of the LLC Agreement, the Certificate of Formation or the Act shall control. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law or a provision that is legal, valid and enforceable shall be substituted therefor.

9.             Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns where permitted by this Agreement.

10.           Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original.

11.           Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

12.           Entire Agreement. This Agreement constitutes the entire agreement of the Purchaser relating to the Company and supersedes any prior understandings or written or oral agreements between the parties concerning the written subject matter hereof.

13.           Effect of Waiver or Consent. A waiver or consent, express or implied, of or to any breach or default by any Person in the performance by that Person of his obligations with respect to the Company is not a consent or waiver of or to any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of his rights with respect to that default until the applicable statute of limitations period has run.

Dallas Neil
Vice President

SCHEDULE 1

PURCHASER

		Capital		Type of
Name	Address	Contribution	Units	Units
KBI ENERGY, LLC	1528 MOUND ROAD JOLIET, IL 60436	[$4,000,000/	[800/	Economic

14.           Execution of Additional Instruments; Further Assurances. The Purchaser hereby agrees to execute such other and further statements of interest and holdings, designations and other instruments necessary to comply with any laws, rules or regulations. In connection with this Agreement and the transactions contemplated hereby, the Purchaser shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

15.           Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

16.           Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any other remedy. Said rights and remedies are given in addition to any other legal rights the parties may have.

17.           Assignment. This Agreement and all the provisions hereof shall be binding and shall inure to the benefit of the parties hereto and their respective successors and assigns, whether expressed or not, but neither this Agreement nor any of the rights, interests, duties or obligations hereunder may be assigned by either party hereto without the prior written consent of the other party.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

KBI Energy, LLC

	By:	/s/ David J. Kaluzny II

	Name:	DAVID J. KALUZNY II
	Title:	PRES. KBI ENERGY, LLC

NOVA HOLDINGS SENECA LLC

By:	/s/ Dallas Neil

DALLAS NEIL
VICE PRESIDENT
NOVA HOLDING SENECA, LLC